SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2023

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of Principal Executive Offices)

(918) 236-6461

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2023, ClearSign Technologies Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the beginning of the Annual Meeting, there were 27,880,868 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), present or represented by proxy at the Annual Meeting, which represented approximately 72.3% of the voting power of the shares of the Company’s outstanding shares of voting stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on April 14, 2023. Summarized below are the final voting results for each proposal submitted to a vote of the shareholders at the Annual Meeting. The five (5) proposals below are each described in more detail in the proxy statement filed with the Securities and Exchange Commission on April 25, 2023.

Proposal 1. Election of Directors.

Nominee Name	For	Withheld	Broker Non-Votes
Robert T. Hoffman	19,591,456	40,142	8,249,270
Gary J. DiElsi	18,741,444	890,154	8,249,270
Colin James Deller	19,595,459	36,139	8,249,270
Catharine M. de Lacy	17,256,644	2,374,954	8,249,270
Judith S. Schrecker	16,616,551	3,015,047	8,249,270

Each of the five nominees for director was elected to serve as a director until the election and qualification of his or her successor or until his or her earlier death, resignation, or removal.

Proposal 2. Ratification of BPM CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstentions
27,094,154	634,485	152,229

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of BPM CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 3. Approval, on an advisory basis, of the Company’s compensation paid to named executive officers.

For	Against	Abstentions	Broker Non-Votes
16,102,465	3,213,536	315,597	8,249,270

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

Proposal 4. Reincorporation from the State of Washington to the State of Delaware.

For	Against	Abstentions	Broker Non-Votes
19,537,600	48,017	45,981	8,249,270

The shareholders approved the Company’s reincorporation from the State of Washington to the State of Delaware.

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Proposal 5. Authorization to adjourn the Annual Meeting.

For	Against	Abstentions
25,143,904	2,543,318	193,646

There were no broker non-votes on this proposal.

The shareholders approved the authorization to adjourn the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2023

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer

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